Asset Acquisition (Tables)	12 Months Ended
Sep. 30, 2023
Asset Acquisition [Abstract]
Schedule of Fair Value Analysis of Net Assets Acquired	The total consideration of RMB 495,039, after deducting the liabilities of RMB 349,665 assumed in the asset acquisition, was allocated to identify assets on the basis of their relative fair value. The allocation is as follows:
RMB
Apartment rental agreements	649,733
Trademarks	194,971
Liabilities assumed by the Group	(349,665)
495,039